EXHIBIT 10
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                                     FORM OF
                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT, made as of the ___ day of _________, 19___, by and between Greater Bethlehem Savings and Loan Association, a savings and loan association organized under the laws of the Commonwealth of Pennsylvania (the "Association"), and (the "Executive").

                                   WITNESSETH:

         WHEREAS, the Association and the Executive desire to enter into this Agreement whereby the Executive will be employed by, and will render services to, the Association on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

         1.       Employment.
                  ----------

         The Association hereby employs the Executive, and the Executive hereby accepts such employment, for the period stated in Section 3 and upon the other terms and conditions herein provided.

         2.       Position and Duties.
                  -------------------

         During the Employment Period (as defined in Section 3(a)), the Executive shall serve as _________________ of the Association and shall perform such managerial duties and responsibilities for the Association as the Board of Directors of the Association may direct in accordance with the Bylaws of the Association. Throughout the Employment Period, and except for illness, vacation periods and leaves of absence granted by the Association (if any), the Executive shall devote all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder, and, subject to Section 7(g) (i), accept such office or offices to which he may be elected by the Board of Directors of the Association.

         3.       Term.
                  ----

                  a.       Period of Employment.
                           --------------------

         The Employment Period of the Executive's employment under this Agreement shall be the approximately five year period commencing on _________
___, 19__, and shall, unless sooner terminated by the death of the Executive, mutual agreement or pursuant to Section 7, continue through _________ ___, 19__, (such period being herein referred to as the "Employment Period"), provided, however, subject to Section 3 (b), and if the Employment Period has not been terminated by the death of the Executive, by mutual agreement or pursuant to
Section 7, that on

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each _________  during the  Employment  Period,  the Employment  Period shall be extended for one year, so that at all times the Employment Period on each _________ during the term of this Agreement shall be an unexpired period of five years. The last day of the Employment Period, as from time to time extended, and without regard to any early termination pursuant to Section 7, is hereinafter referred to as the "Expiration Date."

                  b.       Termination of Automatic Extension.
                           ----------------------------------

         The Executive or Association may elect to terminate the automatic extension of the Employment Period set forth in subsection 3 (a) by giving written notice of such election on or before _________ of any calendar year. Upon effectiveness of any notice given hereunder, Executive's employment under this Agreement shall terminate on the Expiration Date (as last extended) or such earlier date as may be determined pursuant to Section 7.

         4.       Compensation.
                  ------------

                  a.       Salary and Incentive Compensation.
                           ---------------------------------

         For all services rendered by the Executive in any capacity during the Employment Period under this Agreement, the Executive shall be paid as compensation as set forth on Schedule A attached hereto. Such compensation shall be payable in the manner and at the time specified by the Board of Directors.

                  b.       Reimbursement of Expenses.
                           -------------------------

         The Association shall pay or reimburse the Executive, in accordance with the Association's policies and requirements, for all reasonable travel and other expenses incurred by the Executive in performing his obligations under this Agreement.

         5.       Participation in Incentive Compensation and Benefit Plans.
                  ---------------------------------------------------------

         In addition to the compensation provided under this Agreement, the Executive (or his beneficiary) may be, or may become entitled to benefits under any executive or contingent compensation plan, stock option, restricted stock or stock purchase plan, retirement income or pension plan, supplemental or excess benefit plan, group hospitalization, health care, or sick leave plan, life or other insurance or death benefit plan, travel and accident insurance, vacation plan, or other present or future group employee benefit plan or program of the Association for which executive employees of the Association generally are eligible, and the Executive shall be eligible to receive, with respect to the Employment Period, all benefits and emoluments for which he is eligible under any such benefit plan or program of the Association in accordance with the provisions and requirements of any such plan or program.


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         6.       Vacation and Sick Leave.
                  -----------------------

         Executive shall be entitled to be compensated for annual vacation, personal and sick leave in accordance with attached appendix.

         7.       Termination or Suspension of Employment.
                  ---------------------------------------

                  a.       Termination without Cause.
                           -------------------------

         Notwithstanding anything to the contrary contained in this Agreement, subject to Executive receiving the Compensation set forth in subsection (4) of this Section 7 and subject to the termination provisions set forth herein, only the Association's Board of Directors may terminate the Executive's employment under this Agreement at any time. Termination of Executive's employment under this subsection shall be deemed a breach of this Agreement by the Association.

                  b.       Termination with Cause.
                           ----------------------

         The Association's Board of Directors may terminate the Executive's employment under this Agreement at any time "for cause." The Executive shall have no right to receive compensation or other benefits for any period after termination for cause. The term "for cause" shall include the Executive's personal dishonesty, incompetency, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provisions of the Agreement. If the Association's Board of Directors determines that Executive's employment under this Agreement shall be terminated for cause, then the Board shall forthwith provide Executive with a written notice of said determination. The notice shall contain a detailed statement of the facts which constitute the particulars of the cause for termination. As used herein, the term "incompetency" shall mean the determination by a court that the Executive is unable to manage his own affairs by reason of insanity, imbecility or feeble mindedness.

                  c.       Suspension Pursuant to Notice.
                           -----------------------------

         If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served by the Federal Home Loan Bank Board ("FHLBB") or the Federal Savings and Loan Insurance Corporation ("FSLIC") under Section 5 (d) (4) (D) or Section 5 (d) (5)
(A) of the Home Owner's Loan Act (12 U.S.C. 1464 (d) (4) (D) and 5 (d) (5) (A)) or under Section 407 (g) (4) or Section 407 (h) of the National Housing Act (12 U.S.C. 1730 (g) (4) and (h)), the Association's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may in its discretion (i) pay the Executive all or part of the compensation withheld while the Association's obligations under this Agreement were suspended

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and (ii)  reinstate (in whole or in part) any of the  Association's  obligations under this agreement which were suspended.

                  d.       Termination Pursuant to Order.
                           -----------------------------

         If the Executive is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order of the FHLBB or FSLIC issued under Section 5 (d) (4) (E) or Section 5 (d) (5) (A) of the Home Owner's Act (12 U.S.C. 1464 (d) (4) (E) and (d) (5) (A)) or under section 407 (g) (5) or Section 407 (h) of the National Housing Act (12 U.S.C. 1730 (g) (5) and (h)), all obligations of the Association under this Agreement shall terminate as of the effective date of the order, but vested rights of the Association and Executive shall not be affected.

                  e.       Termination Upon Default Under National Housing Act.
                           ---------------------------------------------------

         If the Association is in default (as defined in Section 401 (d) of the National Housing Act), all obligations under this Agreement shall terminate as of the date of default, but this subsection shall not affect any vested rights of the Association and Executive.

                  f.       Termination by FSLIC or FHLBB.
                           -----------------------------

         All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the institution, (i) by FSLIC at the time FSLIC enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 406 (f) of the National Housing Act; or (ii) by the FHLBB at the time the FHLBB or its Principal Supervisory Agent (as defined in 12 C.F.R. 561.35) approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the FHLBB to be in an unsafe or unsound condition. Any rights of the Association or Executive that have already vested, however, shall not be affected by such action.

                  g.       Termination by Executive.
                           ------------------------

         The Executive shall be entitled to terminate his employment hereunder for "good reason." Any termination of employment hereunder under any of the following circumstances shall be good reason, the occurrence of any of which shall be deemed a breach of this Agreement by the Association:

                           (i) without the express written Consent of the Executive, the Executive is assigned any duties inconsistent with his Positions, duties, responsibilities and status with the Association as in effect on the date hereof, or his titles as in effect on the date hereof are changed or the Executive is removed or not reelected to any of such Positions, except in connection with the termination of the Executive's employment pursuant to

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         subsections (b), (c), (d), (e) or (f) of this Section 7, or as a result of his total disability (as defined in subsection (i) below) or death;

                           (ii) the salary of the Executive set forth in Section 4, as the same hereafter may be increased from time to time, is reduced;

                           (iii) the Association fails to continue for the Executive any benefit or compensation plan providing the Executive with substantially similar benefits to those plans in which the Executive is participating as of the date hereof or in which the Executive hereinafter may participate;

                           (iv) the Association shall fail to observe or perform any covenant or agreement in t is Agreement to be observed or performed by the Association; or

                           (v) a change in  control  (as  defined  below) of the
Association occurs.

         For the purpose of this Agreement, a "change in control of the Association" shall mean a change in control whether by stock transfer, sale of assets, merger, consolidation or otherwise; provided that, without limitation, such a change of control shall be deemed to have occurred if (1) any Person (as defined in Section 11 (d) below) other than those Persons in control of Association on the date hereof, acquires the power, directly or indirectly, to direct the management of policies of the Association or to vote 25% or more of any class of voting securities of the Association; or (2) within any period of three consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Association cease for any reason to constitute at least a majority thereof.

                  h.       Remedies for Termination.

         Upon termination of the Executive's employment under this Agreement pursuant to subsections (a) or (9) of this Section 7, the Executive shall receive until the Expiration Date:

                           (i) 200% of the salary set forth in Section 4, as the same may have been from time to time, payment of which shall be at the time provided for in this Agreement as if the Executive's employment under this Agreement has not terminated;

                           (ii) annually, an amount equal to the average of the three highest annual incentive compensation payments made to Executive by the Association prior to the termination pursuant to subsection (a) or the event giving Executive the right to terminate his employment under subsection (g); and

                           (iii) medical care, pension and similar benefits, at no cost to Executive, substantially comparable to those furnished to Executive by the Association immediately prior to termination of employment hereunder.

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         Any payment made by  Association  under this Section shall be deemed to constitute liquidated damages and not a penalty for the Association's breach of this Agreement. Executive shall not be required to mitigate his damage hereunder by seeking employment or otherwise.

                  i.       Disability Termination.
                           ----------------------

         In the event that the Executive is totally disabled prior to the Expiration Date of this Agreement, the Association shall have the right to terminate Executive's employment on ten (10) days written notice to Executive, provided the Association shall pay the Executive a disability benefit which is equal to the salary provided in Section 4, as the same may have been increased from time to time, received by Executive at the commencement of the Executive's total disability, reduced by the sum of (i) the amount of any benefits to which the Executive may be entitled with respect to the same period under any disability plan or pension plan, including related supplemental and excess benefits plans or agreements, of the Association and (ii) the disability benefits payable under any government regulated plan including workers' compensation benefits. Payment of such disability benefit shall commence with the week coincident with the termination of Executive's employment under this Agreement and shall continue until the earlier of the Expiration Date or the Executive's death. During any period the Executive shall be entitled to receive disability payments from the Association, to the extent that he is physically and mentally able to do so, he shall furnish information and assistance to the Association, and, in addition, upon reasonable request in writing from time to time, he shall make himself available to the Association to undertake reasonable assignments with the dignity, importance, and scope of his prior position and his physical and metal health. As used in this Agreement, the term "total disability" shall mean the complete inability of the Executive to perform all of his duties under this Agreement as determined by an independent physician selected with the approval of the Board of Directors and the Executive.

         8.       Withholding of Taxes.
                  --------------------

         The Association may withhold from any payments under this Agreement all applicable taxes, as shall be required pursuant to any law of governmental regulation or ruling.

         9.       Prior Agreements.
                  ----------------

         This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof, supersedes all prior and contemporaneous agreement and understandings and any prior employment agreement between the Association the Executive.

         10.      Consolidation or Merger.
                  -----------------------

         Nothing in this Agreement shall preclude the Association from consolidating or merging into or with, or transferring all or substantially all of its assets to, any Person which assumes this Agreement and all obligations of the Association hereunder. Upon such a consolidation, merger

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or transfer of assets and assumption, the term "Association" shall refer to such other Person and this Agreement shall continue in full force and effect.

         11.      General Provisions.
                  ------------------

                  a.       Non-Assignability.
                           -----------------

         Neither this Agreement nor any right or interest hereunder shall be assignable by the Executive without the Association's prior written consent; provided, however, that nothing in the subsection 11 (a) shall preclude the executors, administrators, or other legal representatives of the estate of the Executive from assigning any rights hereunder to the Person or Persons entitled thereto under the Executive's will or, in case of intestacy, to the Person or Persons entitled thereto under the laws of intestacy applicable to the Executive's estate.

                  b.       No Attachment.
                           -------------

         Except as otherwise required by law, no right to receive payment under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

                  c.       Binding Agreement.
                           -----------------

         This Agreement shall be binding upon and inure to the benefit of the Executive and the Association, the Executive's heirs, executors and assigns and the Association's successors and assigns.

                  d.       "Person" Defined.
                           ----------------

         "Person" as used herein means a natural person, joint venture, cooperation, sole proprietorship, trust, estate, partnership, cooperative, association; organization, government or governmental entity, or other entity.

         12.      Amendment.
                  ---------

         No amendment or modification of this Agreement shall be deemed effective unless and until executed in writing.

         13.      Severability.
                  ------------

         If for any reason any provision of this Agreement shall be held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and all other such provisions

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shall to the full extent  consistent with law continue in full force and effect.
If any such provision shall be held invalid in part, such invalidity shall in no way affect the rest of such provisions held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall likewise to the full extent consistent with law continue in full force and effect.

         14.      Headings.
                  --------

         The headings are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

         15.      Interpretation.
                  --------------

         If any provision of this Agreement shall be the subject of a dispute between the Association and the Executive and a court or arbitration to which such dispute has been brought shall be unable to resolve which of two reasonable interpretations of such provision is the proper interpretation thereof, then the interpretation most favorable to the Executive shall control.

         16.      Governing Law.
                  -------------

         This Agreement has been executed and delivered in the Commonwealth of Pennsylvania and its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws thereof applicable to contracts executed and to be wholly performed in Pennsylvania.

         17.      Consent to Jurisdiction.
                  -----------------------

         Executive and the Association irrevocably consent to the exclusive jurisdiction of the Courts of the Common Pleas of Lehigh County, Pennsylvania and/or the United States District Court for the Eastern District of Pennsylvania in any action or proceeding pursuant to this Agreement and agree to service of process in accordance with Section 18 herein.

         18.      Notices.
                  -------

         All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice:

         A.       If to Executive, to:

                  -----------------------------------------
                  -----------------------------------------
                  -----------------------------------------
                  -----------------------------------------

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         B.       If to Association, to:
                  Greater Bethlehem Savings And Loan Association
                  418 West Broad Street
                  Bethlehem, PA  18018

         C. In all cases, with copies to:

                  -----------------------------------------
                  -----------------------------------------
                  -----------------------------------------
                  -----------------------------------------

and to such other or additional person or Persons as either party shall have designated to the other party in writing by like notice.

         19.      Reimbursement of Expenses.
                  -------------------------

         In the event the Association or any party other than the Executive asserts that this Agreement, in whole or in part, is unenforceable or invalid and such assertion relates to or involves a "change in control" pursuant to
Section 7 (g) (v) hereof, then the Association shall reimburse Executive for any costs and expenses including, without limitation, legal fees, incurred by Executive in enforcing this Agreement or defending its validity. In all other instances pursuant to which reimbursement for expenses is sought hereunder, such reimbursement shall be limited to $10,000.


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